Exhibit 10.18.2


                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE

$350,000,000                                                      August 2, 2002
                                          amended and restated November 26, 2003
                                                              New York, New York

      FOR VALUE RECEIVED, each of American Home Mortgage Corp., a New York corporation, American Home Mortgage Investment Corp., a Maryland corporation, American Home Mortgage Holdings, Inc., a Delaware corporation, American Home Mortgage Acceptance, Inc., a Maryland corporation, and Columbia National, Incorporated, a Maryland corporation, (each a "Borrower", collectively the "Borrowers"), hereby promises to pay, jointly and severally, to the order of MORGAN STANLEY BANK (the "Lender"), at the principal office of the Lender at 2500 Lake Park Boulevard, West Valley City, Utah 84120, in lawful money of the United States, and in immediately available funds, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement referred to below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

      The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

      This Fourth Amended and Restated Promissory Note is one of the "Notes" referred to in the Master Loan and Security Agreement, dated as of August 2, 2002, which was amended and restated in its entirety by that certain Amended and Restated Master Loan and Security Agreement, dated as of November 26, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), among the Borrowers, the Lenders from time to time parties thereto and the Morgan Stanley Bank, as Agent for the Lenders, and evidences the Loans made thereunder by the Lender to the Borrowers. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

      The Borrowers agree, jointly and severally, to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

      Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers' obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

      Each Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of any Borrower, even if such Borrower is not a party to such agreement; provided, however, that the Lender and each Borrower, by written agreement between them, may affect the liability of the Borrowers.

      This Fourth Amended and Restated Promissory note amends and restates in its entirety the Third Amended and Restated Promissory Note, dated as of July 16, 2003, made by American Home Mortgage Corp. and Columbia National, Incorporated in favor of the Lender in the maximum principal sum of $400,000,000 (the "Existing Promissory Note") and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction of the Existing Promissory Note. Each Borrower hereby acknowledges and agrees that simultaneously with the Borrowers' execution and delivery of this Fourth Amended and Restated Promissory Note to the Lender, the Lender has delivered to American Home Mortgage Corp. the Existing Promissory Note.

      Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

      Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrowers under the Loan Documents.

      This Fourth Amended and Restated Promissory Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.


                               [Signatures Follow]

American Home Mortgage Corp.,            American Home Mortgage Holdings, Inc.,
as a Borrower                            as a Borrower



By:  /s/  Michael Strauss                By:  /s/  Michael Strauss
     --------------------                     --------------------
     Name:   Michael Strauss                  Name:   Michael Strauss
     Title:  President                        Title:  President




American Home Mortgage Investment        American Home Mortgage Acceptance,
Corp., as a Borrower                     Inc., as a Borrower



By:  /s/  Michael Strauss                By:  /s/  Michael Strauss
     --------------------                     --------------------
     Name:   Michael Strauss                  Name:   Michael Strauss
     Title:  President                        Title:  President




                                         Columbia National, Incorporated, as a
                                         Borrower




                                         By:  /s/  Michael Strauss
                                              --------------------
                                              Name:   Michael Strauss
                                              Title:  President

                                SCHEDULE OF LOANS

      This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:



                Principal                                  Unpaid
                 Amount       Interest    Amount Paid     Principal    Notation
Date Made       of Loan         Rate       or Prepaid      Amount      Made by
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